UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C. 20549

                                FORM 8-K

                             CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) May 10, 2006

                   ART'S-WAY MANUFACTURING CO., INC.
         (Exact Name of Registrant As Specified In Its Charter)

                                Delaware
              State or Other Jurisdiction of Incorporation

                     0-05131               42-0920725
                   (Commission            (IRS Employer
                     File No.)         Identification Number)

                               P.O. Box 288
                           Armstrong, Iowa 50514
             (Address of Principal Executive Offices) (Zip Code)

                              (712) 864-3131
             (Registrant's Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))


                                  Form 8-K

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

     On May 10, 2006, the Company announced that President and Chief Executive Officer John C. Breitung will retire on May 31, 2006. He will remain a consultant to the Company. Carrie L. Majeski, Chief Financial Officer, will act as an interim President, in the event Mr. Breitung's successor is not hired prior to the retirement date.

     Items 8.01 and 9.01   Other Events; Financial Statements and Exhibits

     On May 10, 2006, the Company issued a press release announcing Mr. Breitung's retirement, a copy of which is attached as Exhibit 99.1.

     The foregoing information, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as expressly set forth by specific reference in such filing.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ART'S-WAY MANUFACTURING CO., INC.

Date: May 10, 2006                      By: /s/ John C. Breitung
                                            John C. Breitung
                                            President and
                                            Chief Executive Officer


                                  Exhibit Index

                                   Description

Exhibit No. 99.1   Art's-Way Manufacturing Co., Inc., Press Release dated
                   May 10, 2006.